Third Quarter 2017 Earnings Presentation Supplement November 1, 2017

© 2017 by Inovalon. All rights reserved. 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including, but not limited to, statements regarding future results of the operations and financial position of Inovalon Holdings, Inc. (“Inovalon”), and its financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The words „„believe,‟‟ „„may,‟‟ “see”, „„will,‟‟ „„target,” “estimate,‟‟ „„continue,‟‟ „„anticipate,‟‟ „„assume,‟‟ „„intend,‟‟ „„expect,‟‟ “project” “look forward” and variations of these words or similar expressions are intended to identify forward-looking statements. • Inovalon has based these forward-looking statements on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. • These forward-looking statements are subject to a number of significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of Inovalon and its management, and are based upon assumptions with respect to future events or decisions, which are subject to change. Moreover, because Inovalon operates in a very competitive and rapidly changing environment, new risks emerge from time to time. It is not possible for Inovalon‟s management to predict all risks, nor can Inovalon assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. • In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results, including, but not limited to, the timing of and investment in technological advancements and developments, as well as Inovalon‟s ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all, could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of the risks and uncertainties that may cause Inovalon‟s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements, you should read Inovalon‟s most recent Annual Report on Form 10-K, including the sections entitled “Risk Factors” and “Special Note Regarding Forward Looking Statements,” as well as the other documents that Inovalon may file from time to time in the future with the Securities and Exchange Commission. • You should not rely upon forward-looking statements as predictions of future events. Although Inovalon believes that the expectations reflected in the forward-looking statements are reasonable, Inovalon cannot guarantee and provides no assurance that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. In addition, certain information included in this presentation is presented strictly for illustrative or educational purposes, and such information should not be viewed as a representation regarding management‟s expectations or actual results. Management‟s expectations and actual results could differ materially from information presented solely for illustrative or educational purposes. Except as required by law, Inovalon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in Inovalon‟s expectations, and nothing in this presentation should be regarded as a representation by any person that any financial targets, business strategy or plans and objectives for future operations suggested by any forward-looking statements will be achieved or realized. In addition, this presentation may include certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance prepared in accordance with U.S. GAAP. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available herein and within our public filings with the Securities and Exchange Commission, available on the Company‟s investor website at http://investors.inovalon.com. Note Regarding Forward-Looking Statements INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0

Contents

This deck is provided as a supplement to the Q3 2017 Earnings Results release announced by Inovalon on November 1, 2017.

The following outlines the content of this supplemental presentation:

- Q3 2017 – Continued Sequential Improvement
- The Inovalon ONE™ Platform and Platform Storyboard
- MORE^2 Registry® Dataset Expansion
- Updated 2017 Revenue Guidance Bridge
- Updated 2017 Adjusted EBITDA Margin Expansion
- Updated 2017 Financial Guidance Summary
- Appendix

INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0

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© 2017 by Inovalon. All rights reserved.

Q3 2017 – Continued Sequential Improvement

inovalon

Growth



Revenue (M)
$108.3
$110.6
$115.9
Q1 2017
Q2 2017
Q3 2017

- Strong market adoption of the Inovalon ONE™ Platform, evidenced by multi-year engagements with four national health plans, in addition to multiple state and regional players, driving 10.3% year-over-year growth
- Continued transition to subscription-based model contributing to strong Q3 sequential growth of 4.8%, accelerating from Q2

Operating Leverage



Gross Margin[1]
64.7%
66.4%
66.8%
Q1 2017
Q2 2017
Q3 2017



Adj. EBITDA Margin[2]
23.0%
25.1%
26.6%
Q1 2017
Q2 2017
Q3 2017

- Further sequential gross margin expansion of 40 bps, driven by continued product mix improvement and technology-enabled efficiency initiatives
- Further sequential Adjusted EBITDA margin expansion of 150 bps while maintaining increased investments in innovation and sales & marketing

Continued Investment & Efficiency



Investment in Innovation
$17.7
$21.9
$19.9
Q1 2017
Q2 2017
Q3 2017



G&A[2]
33.1%
32.4%
31.3%
Q1 2017
Q2 2017
Q3 2017

- Focus on overhead efficiency enabled G&A decrease of 110 bps sequentially (and 410 bps YoY) as a percent of revenue
- Continuing to invest in platform innovation – including modularity, connectivity, compute power, and data visualization – to drive growth and differentiation

1: Gross Margin defined as Revenue less Cost of Revenue, as a percentage of Revenue.
2: Adj. EBITDA Margin and G&A represent profit/expense as a percentage of Revenue.

INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0

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© 2017 by Inovalon. All rights reserved.

© 2017 by Inovalon. All rights reserved. 5 The Inovalon ONE™ Platform brings to the marketplace highly extensible, national-scale capabilities to interconnect with the healthcare ecosystem on massive scale, aggregate and analyze data in petabyte volumes, arrive at sophisticated insights in real-time, and drive impact wherever it is analytically identified best to intervene. The Inovalon ONE™ Platform INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0

Platform Storyboard

The Inovalon ONE™ Platform is an integrated, cloud-based platform of more than 80 individual proprietary toolsets able to be rapidly configured to empower the operationalization of large-scale, data-driven and value-based care initiatives. Each toolset is referred to as a “Component,” each supporting critical healthcare ecosystem functionalization needs. Components are grouped into “Modules.” Following client implementation, activation of additional Components allows for rapid cross selling, time to impact, and value expansion for clients.


The Inovalon ONE™ Platform Storyboard

Storyboard is provided for illustrative purposes only and does not represent a specific configuration of the Inovalon ONE™ Platform.

INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0

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© 2017 by Inovalon. All rights reserved.

© 2017 by Inovalon. All rights reserved. Expanded Proprietary Datasets 7 Through extensive healthcare industry connectivity, integration technologies and an expanding client base, Inovalon maintains one of the industry‟s largest proprietary datasets, pertaining to 231 million unique patients and more than 34 billion medical events, empowering highly differentiated capabilities and value creation for our clients. INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0 Please see the Company‟s filings with the Securities and Exchange Commission (SEC), including the Form 8-K filed on August 2, 2017, for further information on this and other key metrics.

© 2017 by Inovalon. All rights reserved. Updated 2017 Revenue Guidance Bridge The combination of previously-discussed factors in 2017 yields full year revenue guidance of $447.1M to $459.3M, or expected revenue growth between 5% and 7% on a reported basis. 8 • Client revenue churn of approximately 6 pts in 2017 is consistent with historical norms • The impact of transitioning the CARA offering to a more flexible and modular platform substantially resolved at the end of Q2 2017 • Revenue growth from up-sell, cross- sell and new clients (signed in 2016 and seen continuing in 2017), spurred by the introduction of new platform offerings and added sales capacity Full Year 2016 vs. 2017 Guidance Revenue Growth Range 5% to 7% $427.6 ~(6 pts) ~(7 pts) 5 pts - 6 pts 5 pts − 6 pts 7 pts − 8 pts $459.3 - $447.1 2016 Actual Revenue Client Churn CARA Transition Wrap-up Account Growth New Client Sales Creehan & CCS Acquisitions 2017 Revenue Guidance INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0 The above table is for illustrative purposes only.

Updated 2017 Adjusted EBITDA Margin Expansion

inovalon

Inovalon's investments in innovation are driving increased Platform efficiencies, while also enabling the introduction of new Inovalon ONE™ Platform offerings with higher margins. These forces are enabling an expected 100 to 200 basis point expansion in annual Adjusted EBITDA margin in 2017 before the impact of the acquisition of CCS.

100 to 200 Basis Point Year-to-Year Improvement



23.4%
(200 – 400 bps)
200 – 100 bps
400 – 200 bps
Represents ~450 bps of Gross Margin Expansion YtY
25.4% - 24.4%
(90 bps)
24.5% - 23.5%
FY2016 Adj. EBITDA Margin %
Investment Initiatives
Platform Mix & Price Changes
Platform Efficiencies
FY 2017E Adj. EBITDA Margin % Excl. CCS Acquisition
CCS Acquisition
FY 2017 E Adj. EBITDA Margin % Incl. CCS Acquisition

The above table is for illustrative purposes only.

- Continued commitment to investments in innovation, sales capacity expansion and technology-enabled efficiency initiatives
- Increasing mix of higher margin Platform offerings
- Technology-enabled efficiency initiatives spanning connectivity, automation and integration driving strong operating leverage yielding Gross Margin expansion of 450 bps YtY
- Over the 2H 2017 integration period, the acquisition of CCS expected to be a ~90 bp headwind to Adjusted EBITDA margin

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© 2017 by Inovalon. All rights reserved.

© 2017 by Inovalon. All rights reserved. Updated 2017 Financial Guidance Summary Inovalon is updating full-year 2017 guidance previously provided by the Company on August 2, 2017, increasing net income, diluted net income per share, and Non-GAAP diluted net income per share. 10 INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0 Financial Metric Updated Guidance Range Provided November 1, 2017 Previous Guidance Range Provided August 2, 2017 Revenue $447.1 million to $459.3 million $447.1 million to $459.3 million Net Income $20.0 million to $24.0 million $18.0 million to $22.5 million Adjusted EBITDA $105.2 million to $112.5 million $105.2 million to $112.5 million Non-GAAP net income $42.2 million to $46.6 million $42.2 million to $46.6 million Diluted net income per share $0.14 to $0.17 $0.13 to $0.16 Non-GAAP diluted net income per share $0.30 to $0.33 $0.29 to $0.32 The Company is assuming 142.7 million shares for the full year 2017, down from 143.5 million shares assumed in guidance previously. Additionally, the Company‟s guidance assumes an effective tax rate of approximately 39.0% for the full year 2017.

Appendix

© 2017 by Inovalon. All rights reserved. 12 Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, realized losses on short-term investments, loss (gain) on disposal of equipment, interest expense, interest income, provision for income taxes, stock-based compensation, acquisition costs, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of forward-looking net income to Adjusted EBITDA guidance follows: Reconciliation of Forward-Looking Guidance Adjusted EBITDA (1) A 39% tax rate is assumed in order to approximate the Company's effective corporate tax rate. (2) Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company's period over period and on going operating performance. INOV Q3 2017 Earnings Presentation Supplement (11.1.17) v1.0.0 (In millions) Low High Reconciliation of Forward-Looking Guidance Net Income to Adjusted EBITDA: Net income 20$ 24$ Depreciation and amortization 52 52 Loss (gain) on disposal of equipment - - Interest income (6) (6) Interest expense 6 6 Provision for income taxes (1) 13 15 EBITDA 85 91 Stock-based compensation 17 17 Acquisition costs: Transaction costs - - Integration costs 2 2 Contingent consideration accretion (3) (2) Compensatory contingent consideration 2 2 Other non-comparable items (2) 2 3 Adjusted EBITDA 105$ 113$ Adjusted EBITDA Margin 23.5% 24.6% Guidance Range Twelve Months Ending December 31, 2017

Reconciliation of Forward-Looking Guidance Non-GAAP Net Income

Inovalon defines Non-GAAP net income as net income calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, amortization of acquired intangible assets, tax on equity exercises and other non-comparable items. A reconciliation of net income to Non-GAAP net income follows:

	Guidance Range			
	Twelve Months Ending December 31, 2017			
(In millions, except per share amounts)	**Low**		**High**	
Reconciliation of Forward-Looking Guidance Net Income to Non-GAAP net income:				
Net income	$	20	$	24
Stock-based compensation		17		17
Acquisition costs:				
Transaction costs		-		-
Integration costs		2		2
Contingent consideration accretion		(3)		(2)
Compensatory contingent consideration		2		2
Amortization of acquired intangible assets		15		15
Other non-comparable items (1)		2		3
Tax impact of add-back items (2)		(13)		(14)
Non-GAAP net income	$	42	$	47
GAAP diluted net income per share	$	0.14	$	0.17
Non-GAAP diluted net income per share	$	0.30	$	0.33
Weighted average shares of common stock outstanding - diluted		142,700		142,700

(1) Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company's period over period and on going operating performance.

(2) A 39% tax rate is assumed in order to approximate the Company's effective corporate tax rate.

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© 2017 by Inovalon. All rights reserved.